The Trustees for the time being of the Premiums Trust Fund of the Underwriting Members of Syndicate 1729

and

ProAssurance Corporation

Amendment to the Facility Agreement Dated 15th November 2013 and the Amendments to the Facility Agreement dated 6th April 2016 and 22nd May 2018.

in respect of Lloyd's Syndicate No. 1729

DEED

Dated 13 March 2019

Between:

(1) **THE TRUSTEES FOR THE TIME BEING OF THE PREMIUMS TRUST FUND OF THE UNDERWRITING MEMBERS OF SYNDICATE 1729** at 5th Floor, Camomile Court, 23 Camomile Street, London, EC3A 7LL (**Borrower**); and

(2) **PROASSURANCE CORPORATION** a company incorporated in Alabama in the United States of America, of 100 Brookwood Place, Birmingham, Alabama 35209, Unite States of America (**Lender)**

Background

The following amendments to the existing uncommitted unsecured Sterling overdraft facility, as detailed within the Facility Agreement dated 15th November 2013 and Amendments dated 6th April 2016 and 22nd May 2018.

Section 2 - The Facility

The Lender grants to the Borrower an uncommitted unsecured Sterling overdraft facility which shall not at any time exceed £30,000,000.

The Facility shall automatically renew on an annual basis at 1st January each year unless ProAssurance Corporation elect to not auto renew at least 30 days prior to the auto renewal date (defined as 1 year prior to the maturity date, current maturity date of 31st December 2020), then the line's maturity date and auto renewal date will extend by one year.

Section 6 - Repayment

The Borrower shall immediately repay, or as the case may be pay, all amounts drawn and outstanding under the Facility together with all accrued interest, costs and any other amounts due under this Deed on demand at any time by the Lender but such demand shall not be made prior to the maturity date, currently 31st December 2020 but subject to extension by auto renewal as set out in Section 2 (was 31st December 2019).

At the request of the Borrower, repayments may be paid to the Lender in either Sterling or US Dollars (at a rate to be agreed by the Lender at the time of each payment).

Execution page

In witness of which this document has been executed by the parties as a **Deed** and **delivered** on the date set out at the beginning of this Deed.

Signed as a **Deed** by **David Hunt acting as Trustee of the Premiums Trust Fund of Syndicate 1729** in the presence of:)))

sign here: [signature]

print name: DAVID JOHN GUY HUNT

Witness signature: Witness sign here: [signature]

Witness name: print name: PAUL JOSEPH TENCONI

Witness address: 5TH FLOOR
CAMOMILE COURT
23 CAMOMILE STREET
LONDON
EC3A 7LL

Witness occupation: ASSISTANT COMPANY SECRETARY

Signed as a **Deed** by **Richard Barke acting as Trustee of the Premiums Trust Fund of Syndicate 1729** in the presence of:)))

sign here: [signature]

print name: RICHARD PAUL BARKE

Witness signature: Witness sign here: [signature]

Witness name: print name: PAUL JOSEPH TENCONI

Witness address: 5TH FLOOR
CAMOMILE COURT
23 CAMOMILE STREET
LONDON
EC3A 7LL

Witness occupation: ASSISTANT COMPANY SECRETARY

Executed as a **Deed** by **Howard Friedman** acting on behalf of ProAssurance Corporation	)))	sign here: ____________________ Director : HOWARD H. FRIEDMAN sign here: ____________________ Director/Secretary ____________________